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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                            Date of Report 03/01/2000
                 (Date of earliest event reported:_02/28/2000_)

                                 CYBERGOLD, INC.

             (Exact name of registrant as specified in its charter)

      Delaware                       000-27329                  94-3212392
(State or other jurisdiction    Commission File Number)        (IRS Employer
   of incorporation)                                        Identification No.)


                            1330 Broadway, 12th Floor
                            Oakland, California 94612
         (Address of Principal Executive Offices)             (Zip Code)

                                  510-302-3000
              (Registrant's telephone number, including area code)

                                 Not applicable.


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         ITEM 5.  OTHER EVENTS

         On February 28, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99(a) and incorporated by reference herein.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

         Not applicable.

         (c)  Exhibits.

         99(a) Press Release issued by the Registrant dated March 28, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                           [                      ]

                                       By: /s/ A. NATHANIEL GOLDHABER
                                           --------------------------
                                           A. Nathaniel Goldhaber]
                                           Chief Executive Officer

Dated:    March 01, 2000

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                  DESCRIPTION
--------------                  -----------
99(a)            Press Release issued by the Registrant dated March 28, 2000.

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